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AMERICAN                 SHAREHOLDER'S ADVANTAGE                                                           THE LINCOLN NATIONAL LIFE
LEGACY                   The American Legacy Shareholder's Advantage is a variable annuity contract             INSURANCE COMPANY

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     Instructions:  Please type or print.  ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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1a   RIGHT OF ACCUMULATION (if additional space is needed, use section 12)
     / /  I own an American Funds Mutual Fund or American Legacy Variable Annuity, which may entitle me to a reduced sales charge under the terms of the prospectus.  My account numbers are:
                                                                     ----------------------------      -----------------------------
     / /  The registration of some of my shares differs.  Their account numbers are:

          Account no.                                  Name                                              SSN
          -----------------------------------------    ----------------------------------------------    ---------------------------

          Account no.                                  Name                                              SSN
          -----------------------------------------    ----------------------------------------------    ---------------------------
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1b   CONTRACT OWNER    NONE:  MAXIMUM AGE OF CONTRACT OWNER AND JOINT CONTRACT OWNER IS 90.

                                                            Social Security number/TIN     / / / /-/ / /-/ / / / /
     --------------------------------------------------
     Full legal name or trust name*
                                                            Home telephone number    / / / /  / / / /-/ / / / /
     --------------------------------------------------
     Street address
                                                            Date of birth     / / /    / / /    / / /    / / Male    / / Female
                                                                              Month     Day     Year
     --------------------------------------------------
     City                       State             Zip       Date of trust*    / / /    / / /    / / /     Is trust revocable?*
                                                                              Month     Day     Year      / / Yes     / / No

     --------------------------------------------------
     Trustee name*
                                                                                           *This information is required for trusts.
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1c   JOINT CONTRACT OWNER (Joint Contract Owner may only be a spouse)

                                                            Social Security number     / / / /-/ / /-/ / / / /
     --------------------------------------------------
     Full legal name
                                                            Date of birth     / / /    / / /    / / /    / / Male    / / Female
                                                                              Month     Day     Year
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2a   ANNUITANT (if no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant)

                                                            Social Security number         / / / /-/ / /-/ / / / /
     --------------------------------------------------
     Full legal name
                                                            Home telephone number    / / / /   / / / /-/ / / / /
     --------------------------------------------------
     Street address
                                                            Date of birth     / / /    / / /    / / /     / / Male    / / Female
                                                                              Month     Day     Year
     --------------------------------------------------
     City                       State             Zip

     NOTE:  MAXIMUM AGE OF ANNUITANT AND CONTINGENT ANNUITANT IS 90.
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2b   CONTINGENT ANNUITANT

                                                            Social Security number         / / / /-/ / /-/ / / / /
     --------------------------------------------------
     Full legal name
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3    BENEFICIARY(IES) OF CONTRACT OWNER (List additional beneficiaries on separate sheet.  If listing children, use full legal names.)

     --------------------------------------------------     ------------------------------     -------------------------     -------
     Primary:  Full legal name or trust name*               Relationship to Contract Owner     SSN/TIN                             %

     --------------------------------------------------     ------------------------------     -------------------------     -------
     Primary:  Full legal name                              Relationship to Contract Owner     SSN/TIN                             %

     --------------------------------------------------     ------------------------------     -------------------------     -------
     Contingent:  Full legal name or trust name             Relationship to Contract Owner     SSN/TIN                             %

     --------------------------------------------------     Date of trust*     / / /    / / /    / / /        Is trust revocable?*
     Executor/Trustee name*                                                    Month     Day     Year         / / Yes    / / No

                                                            This information is required for trusts.
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4    TYPE OF AMERICAN LEGACY CONTRACT

     Nonqualified:  / / Initial Contribution   OR   / / 1035 Exchange

     Tax-Qualified (must complete plan type):       / / Initial Contribution, Tax Year 19__   OR   / / Transfer   OR   / / Rollover

     Plan Type (check one):      / / Roth IRA       / / Traditional IRA    / / SEP    / / Other*
                                                                                                ------------------------------------
                                                                                                              (specify)
     / / 457(f) Executive Benefit*    / / 457(b) Governmental/Non-Profit*    / / 403(b)* (transfers only)
                                                                                          *Indicate plan year-end:   / / /   / / /
                                                                                                                     Month    Day


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5a   ALLOCATION (this section must be completed)                 5b   DOLLAR COST AVERAGING (complete only if electing DCA)

     Initial minimums:                                                $10,000 minimum required in the Holding Account
        Nonqualified/403(b)        $1,500                             --------------------------------------------------------------
        Qualified                  $  300                             Total amount to DCA:                         $
                                                                              OR                                   ----------------
     THE CURRENT ALLOCATION WILL APPLY TO FUTURE                      MONTHLY amount to DCA:                       $
     CONTRIBUTIONS UNLESS OTHERWISE SPECIFIED.                                                                     ----------------

If no allocations are specified, the entire amount                    --------------------------------------------------------------
     will be allocated to the Cash Management Fund pending            OVER THE FOLLOWING PERIOD:
     instructions from the Contract Owner.                                                                          ----------------
                                                                                                                     MONTHS (6-60)
     -------------------------------------------------------          --------------------------------------------------------------
     PLEASE ALLOCATE MY CONTRIBUTION OF:                              FROM THE FOLLOWING HOLDING ACCOUNT (check one)

     $                        OR   $                                  / / DCA Fixed Account*
      --------------------          ---------------------             / / Cash Management Fund*
      Initial contribution          Approximate amount                / / U.S. Govt/AAA-Rated Securities Fund*
                                    from previous carrier
     -------------------------------------------------------          --------------------------------------------------------------
     INTO THE FUND(S) BELOW  [DOWN ARROW SYMBOL]                      INTO THE FUND(S) BELOW [DOWN ARROW SYMBOL]
     -------------------------------------------------------          --------------------------------------------------------------
     USE WHOLE PERCENTAGES                                            USE WHOLE PERCENTAGES

            % Global Growth Fund                                             % Global Growth Fund
     -------                                                          -------
            % Global Small Capitalization Fund                               % Global Small Capitalization Fund
     -------                                                          -------
            % Growth Fund                                                    % Growth Fund
     -------                                                          -------                            The holding account and
            % International Fund                                             % International Fund        the DCA fund elected
     -------                                                          -------                            cannot be the same.
            % Growth-Income Fund                                             % Growth-Income Fund
     -------                                                          -------
            % Asset Allocation Fund                                          % Asset Allocation Fund
     -------                                                          -------
            % High-Yield Bond Fund                                           % High-Yield Bond Fund
     -------                                                          -------
            % Bond Fund                                                      % Bond Fund
     -------                                                          -------
            % U.S. Govt/AAA-Rated Securities Fund                            % U.S. Govt/AAA-Rated Securities Fund*
     -------                                                          -------
            % Cash Management Fund                                           % Cash Management Fund
     -------                                                          -------
     [RIGHT ARROW SYMBOL]                                             [RIGHT ARROW SYMBOL]
              Guaranteed Interest Account Periods:                           Guaranteed Interest Account Periods:
            % 1 year          % 3 years          % 5 years                   % 1 year          % 3 years          % 5 years
     -------          --------           --------                     -------          --------           --------
            % 7 years         % 10 years                                     % 7 years         % 10 years
     -------          --------                                        -------          --------
            % Other (if currently available)                                 % Other (if currently available)
     -------                                                          -------
            % DCA Fixed Account (For DCA only)
     -------
            % TOTAL (must = 100%)                                            % TOTAL (must = 100%)
     -------                                                          -------
     -------                                                          -------
     -------------------------------------------------------          --------------------------------------------------------------
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5c   CROSS-REINVESTMENT OR PORTFOLIO REBALANCING
     To elect either of these options, please complete the appropriate form (available from your broker or financial planner).
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6.   AUTOMATIC BANK DRAFT

     To:                                                                                                         ATTACH VOIDED CHECK
        -------------------------------------------------------------------------------------------------------
        Bank name                                                                   ABA number

     -------------------------------------------------------------------------------------------------------------------------------
     Bank street address                                       City                             State                   Zip
                                                                                                         $
     Automatic bank draft start date:    / / /   / / /   / / /     (1/29)                              $
                                                                   ------------------------------      --------------------------
                                         Month    Day    Year      Checking account number             Monthly amount

     I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN  46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation.  It will not be necessary for any officer or employee of Lincoln Life to sign such checks.  I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us.  This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit.  I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

                                                                                               Date     / / /   / / /    / / /
     ----------------------------------------------    -------------------------------------            Month    Day      Year
     Signature(s) EXACTLY as shown on bank records

     ----------------------------------------------    -------------------------------------
     Print full legal name(s)


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7.   AUTOMATIC WITHDRAWAL    $10,000 minimum account balance required.
                             NOTE: WITHDRAWALS MAY NOT EXCEED 10% OF TOTAL CONTRACT VALUE PER YEAR.

  -----------------------------------------------------------           -----------------------------------------------------------
   / / Please provide me with automatic withdrawals                      / / Please provide me with automatic withdrawals
       based on 10% of total contract value                                  of $
                                                                                  ---------------------------

   / / Monthly  / / Quarterly  / / Semiannually  / / Annually     OR     / / Monthly  / / Quarterly  / / Semiannually  / / Annually

   Begin withdrawals in   /  /  /   /  /  /                              Begin withdrawals in   /  /  /   /  /  /
                           Month     Year                                                        Month     Year
  -----------------------------------------------------------           -----------------------------------------------------------

     ELECT ONE:  / / Do withhold taxes    / / Do not withhold taxes

     ELECT ONE:  / / Send check to address of record          OR        / / Send check to the following alternate address:

     NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, TAXES WILL BE WITHHELD.
                                                                           --------------------------------------------------------
     For direct deposit into your bank account,
     an electronic fund transfer form must be                              --------------------------------------------------------
     completed and submitted with a voided check.
                                                                           --------------------------------------------------------
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8.   TELEPHONE TRANSFER (check box if this option is desired)

     / /  I/We hereby authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or change the allocation of future investments.  I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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9.   REPLACEMENT  Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE:  / / NO  / / YES   IF YES, COMPLETE THE 1035 EXCHANGE OR QUALIFIED RETIREMENT ACCOUNT TRANSFER FORM.

     (Attach a replacement form if required by the state in which the application is signed.)


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     Company name

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     Plan name                                                                                  Year issued
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                                                     MUST COMPLETE REVERSE SIDE (PAGE 4)
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     THE FOLLOWING STATEMENT APPLIES TO RESIDENTS OF AL, AK, AR, DE, ID, KY, LA, ME, MI, MT, NV, SD, WA AND WY:

     "I/We understand and agree that acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the 'Home Office Corrections and Additions' endorsement to the application.  Changes to the items which may affect the benefits applied for must be agreed to by me/us in writing."

     THE FOLLOWING STATEMENT APPLIES TO RESIDENTS OF ALL OTHER STATES (EXCEPT MD, NY AND WV):

     "I/We understand and agree that acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the 'Home Office Corrections and Additions' endorsement to the application.  Funding allocations must be designated by me/us in writing."

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     FRAUD WARNING:

     RESIDENTS OF MARYLAND, PLEASE NOTE:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

     RESIDENTS OF ALL OTHER STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


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10   SIGNATURES
     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.  I/We further agree that this application is part of the annuity contract.  I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage and American Variable Insurance Series and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUNDS IN THE
     SERIES, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.  All payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any partial or full surrender made prior to the end of a guaranteed period.  Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


     --------------------------------------------------------------------------------------
     Signed at (city)                           State                                         Date   /  /  /   /  /  /   /  /  /
                                                                                                      Month      Day      Year

     --------------------------------------------------------------------------------------
     SIGNATURE OF CONTRACT OWNER                JOINT CONTRACT OWNER (IF APPLICABLE)


     --------------------------------------------------------------------------------------
     Signed at (city)                           State                                         Date   /  /  /   /  /  /   /  /  /
                                                                                                      Month      Day      Year

     --------------------------------------------------------------------------------------
     SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN)

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               THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER.  Please type or print.
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11   INSURANCE IN FORCE   Will the proposed contract replace any existing annuity or life insurance contract?
     ELECT ONE:  / / NO   / / YES   IF YES, PLEASE LIST THE INSURANCE IN FORCE ON THE LIFE OF THE PROPOSED CONTRACT OWNER(S) AND
                                    ANNUITANT(S):

     (Attach a replacement form if required by the state in which the application was signed.)

                                                                                                         $
     ------------------------------------------------------------------------------------------------------------------------------
     Company name                                                                   Year Issued          Amount

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12   ADDITIONAL REMARKS


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13   DEALER INFORMATION    NOTE: LICENSING APPOINTMENT WITH LINCOLN LIFE IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED.
                                 IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 12.

                                                                                       /  /  /  /    /  /  /  / - /  /  /  /  /
     ------------------------------------------------------------------------------
     Registered representative's name (print as it appears on NASD licensing)        Registered representative's telephone number

                                                                                       /  /  /  / - /  /  / - /  /  /  /  /
     ------------------------------------------------------------------------------
     Client account number at dealer (if applicable)                                 Registered representative's SSN


     ------------------------------------------------------------------------------------------------------------------------------
     Dealer's name


     ------------------------------------------------------------------------------------------------------------------------------
     Branch address                                City                                       State                 Zip

     / / CHECK IF BROKER CHANGE OF ADDRESS

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14   REPRESENTATIVE'S SIGNATURE
     The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.


     ------------------------------------------------------------------------------------------------------------------------------
     Signature
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Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
                                                                 BY EXPRESS MAIL:
     [LOGO]                  LINCOLN LIFE                        LINCOLN LIFE
                             P.O. Box 2348                       Attention:  American Legacy Operations
                             Fort Wayne, IN  45801-2348          1300 South Clinton Street
                             800-942-5500                        Fort Wayne, IN  45802


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